UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 6, 2021
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
On May 6, 2021, salesforce.com, inc. (the “Company”) became aware of an unsolicited “mini-tender” offer by Tutanota LLC (“Tutanota”) to purchase up to 1,000,000 shares of the Company's common stock at an offer price of $240.00 per share. The number of shares subject to Tutanota’s offer represent approximately 0.11% of the Company’s common stock outstanding as of the date of the offer.
On May 12, 2021, the Company issued the press release attached to this Report as Exhibit 99.1, informing its stockholders that the Company does not endorse Tutanota’s unsolicited mini-tender offer and recommending that stockholders do not tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with Tutanota’s offering documents. The offer, as amended, is currently scheduled to expire at 5:00 p.m., New York City time, on Friday, April 1, 2022, but Tutanota may extend the offering period at its discretion. The offer was previously scheduled to expire at 5:00 p.m., New York City time, on Friday, May 7, 2021.
The Company is not affiliated or associated in any way with Tutanota, its mini-tender offer, or the offer documentation. Additional information concerning mini-tenders is included in the attached press release.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release dated May 12, 2021
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 12, 2021	salesforce.com, inc.

/s/ Todd Machtmes
Todd Machtmes Executive Vice President and General Counsel